POWER OF ATTORNEY


The undersigned director(s) of Portland General Electric Company hereby appoint(s) Leonard A. Girard, Joseph M. Hirko and Joseph E. Feltz, and each of them severally, as the attorney-in-fact, in any and all capacities stated herein, to execute on behalf of the undersigned and to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Portland General Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1994.


Dated:    February 7, 1994
          Portland, Oregon


 /s/ Gwyneth Gamble Booth          /s/ Warren E. McCain
     Gwyneth Gamble Booth              Warren E. McCain


 /s/ Peter J. Brix                  /s/ Jerome J. Meyer
     Peter J. Brix                      Jerome J. Meyer


 /s/ Carolyn S. Chambers            /s/ Randolph L. Miller
     Carolyn S. Chambers                Randolph L. Miller


 /s/ John W. Creighton, Jr.         /s/ Richard G. Reiten
     John W. Creighton, Jr.             Richard G. Reiten


 /s/ Ken L. Harrison                /s/ Bruce G. Willison
     Ken L. Harrison                    Bruce G. Willison

 /s/ Jerry E. Hudson
     Jerry E. Hudson

                                  POWER OF ATTORNEY


The undersigned director(s) of Portland General Corporation hereby appoint(s) Leonard A. Girard, Joseph M. Hirko and Joseph E. Feltz, and each of them severally, as the attorney-in-fact, in any and all capacities stated herein, to execute on behalf of the undersigned and to file with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the Portland General Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1994.


Dated:    February 7, 1994
          Portland, Oregon


 /s/ Gwyneth Gamble Booth          /s/ Warren E. McCain
     Gwyneth Gamble Booth              Warren E. McCain


 /s/ Peter J. Brix                  /s/ Jerome J. Meyer
     Peter J. Brix                      Jerome J. Meyer


 /s/ Carolyn S. Chambers            /s/ Randolph L. Miller
     Carolyn S. Chambers                Randolph L. Miller


 /s/ John W. Creighton, Jr.         /s/ Richard G. Reiten
     John W. Creighton, Jr.             Richard G. Reiten


 /s/ Ken L. Harrison                /s/ Bruce G. Willison
     Ken L. Harrison                    Bruce G. Willison

 /s/ Jerry E. Hudson
     Jerry E. Hudson